Exhibit 10.21

FIRST AMENDMENT TO

OFFICE LEASE AGREEMENT

This First Amendment to OFFICE Lease Agreement (this “First Amendment”) is made and entered into as of the ___ day of April, 2013, by and between Property Reserve, Inc., a Utah nonprofit corporation, as Landlord, and CEMPRA PHARMACEUTICALS, INC., a Delaware corporation, as Tenant.

RECITALS

A.       Landlord and Tenant are parties to that certain Office Lease Agreement dated November 9, 2011 (the “Lease”) with regard to the lease by Tenant from Landlord of Suite 100 consisting of approximately 6,074 RSF located on the first floor (the “Premises”) in that certain building known as Quadrangle IV, with an address of 6340 Quadrangle Drive, Chapel Hill, North Carolina (the “Building”).

B.       Among other items, Tenant has requested (i) to relocate to that certain building owned by Landlord known as Quadrangle II, with an address of 6320 Quadrangle Drive, Chapel Hill, North Carolina (the “Replacement Building”); and (ii) to commence a new lease term upon Tenant’s relocation to the Replacement Building.

C.       Landlord and Tenant desire to amend and supplement the Lease to provide for the commencement of a new lease term and relocation of Tenant, all subject to and based upon the following terms and conditions.

AMENDMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree to amend the Lease as follows:

1.        Building.  Section 2.1 of the Lease is hereby deleted in its entirety and replaced with the following:

2.1       Building:        The building commonly known as Quadrangle II, with an address of 6320 Quadrangle Drive, Chapel Hill, North Carolina.

From and after the Effective Date, any references in the Lease to the “Building” shall mean, from and after the date of this First Amendment, the Building as described in Section 1 hereof.

2.        Premises.  Section 2.2 of the Lease is hereby deleted in its entirety and replaced with the following:

2.2       Premises:       Suites 360 and 370, now specifically referred to collectively as Suite 360, consisting of approximately 12,060 RSF located on the third floor of the Building.

From and after the Effective Date, any references in the Lease to the “Premises” shall mean, from and after the date of this First Amendment, the Premises described in Section 2 hereof.  The Premises is depicted on Exhibit A attached hereto and by this reference made a part hereof.  The depiction set forth on Exhibit B of the Lease is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

3.        Commencement Date of Term.         Section 2.5 of the Lease is hereby deleted in its entirety and replaced with the following:

2.5       Commencement Date of Term:        The earlier of: (i) August 1, 2013; or (ii) Substantial Completion (defined in the Work Letter) of the Improvements and the receipt by Tenant of a certificate of occupancy issued by the City of Durham.

From and after the Effective Date, any references in the Lease to the “Commencement Date of Term” shall mean, from and after the date of this First Amendment, the Commencement Date of Term described in Section 3 hereof.

4.        Length of Term.  Section 2.6 of the Lease is hereby deleted in its entirety and replaced with the following:

2.6       Length of Term:  Sixty-Eight (68) months.

From and after the Effective Date, any references in the Lease to the “Length of Term” shall mean, from and after the date of this First Amendment, the Length of Term described in Section 4 hereof.

5.        Base Rent.  Section 2.7 of the Lease is hereby deleted in its entirety and replaced with the following:

Period	Rate Per RSF	Period Base Rent	Monthly Base Rent
Months 01 – 08 Months 09 – 10	$0.00 $15.90/Year	$0.00 $31,959.00	$0.00 $15,979.50
Months 11 – 12	$20.50/Year	$41,205.00	$20,602.50
Months 13 – 24	$21.12/Year	$254,646.90	$21,220.58
Months 25 – 36 Months 37 – 48	$21.75/Year $22.40/Year	$262,286.31 $270,154.90	$21,857.19 $22,512.91
Months 49 – 60 Months 60 – 68	$23.07/Year $23.77/Year	$278,259.54 $191,071.55	$23,188.30 $23,883.94

From and after the Effective Date, any references in the Lease to the “Base Rent” shall mean, from and after the date of this First Amendment, the Base Rent described in Section 5 hereof.

6.        Base Year.  Section 2.8 of the Lease is hereby deleted in its entirety and replaced with the following:

2.8       Base Year:        Calendar year: 2013.

From and after the Effective Date, any references in the Lease to the “Base Year” shall mean, from and after the date of this First Amendment, the Base Year described in Section 6 hereof.

7.        Tenant’s Share.  Section 2.9 of the Lease is hereby deleted in its entirety and replaced with the following:

2.9       Tenant’s Share:        21.47% (est.); proportional, based upon 95% of the total RSF in the Building.

From and after the Effective Date, any references in the Lease to the “Tenant’s Share” shall mean, from and after the date of this First Amendment, the Tenant’s Share described in Section 7 hereof.

8.        Security Deposit.  Section 2.11 of the Lease is hereby deleted in its entirety and replaced with the following:

2.11       Security Deposit:  $20,602.50.

From and after the Effective Date, any references in the Lease to the “Security Deposit” shall mean, from and after the date of this First Amendment, the Security Deposit described in Section 8 hereof.  The parties acknowledge that Landlord currently holds an amount of Nine Thousand Eight Hundred Seventy Dollars and 25/100 ($9,870.25) in connection with the Lease.  Upon the execution of this First Amendment, Tenant shall tender to Landlord, by bank certified check, such additional amount required to bring the Security Deposit to the amount required  by this Section 8, as security for the performance of Tenant’s obligations under this Lease, as amended hereby.

9.        Landlord’s Address for Notices.  Section 2.13 of the Lease is hereby deleted in its entirety and replaced with the following:

2.13       Landlord’s Address for Notices:               Property Reserve, Inc.

Attn.: Property Manager

51 South Main Street, Suite 301

Salt Lake City, Utah 84111

With a copy to:

Kirton McConkie

Attn.:  M. Thomas Schofield

50 E. South Temple, Suite 400

Salt Lake City, Utah 84111

10.       Tenant’s Address for Notice.  Section 2.14 of the Lease is hereby deleted in its entirety and replaced with the following:

2.14       Tenant’s Address for Notices:                  Cempra Pharmaceuticals, Inc.

6320 Quadrangle Drive

Chapel Hill, North Caroline 27517

Attn.:  Prabhavathi Fernandes PhD

11.       Tenant’s Broker(s):  Section 2.19 of the Lease is hereby deleted in its entirety and replaced with the following:

2.19       Tenant’s Broker(s):        Rich Harris, Synergy Commercial Advisors

12.       Expenses.  Section 5.3 of the Lease is hereby amended by adding the following language after the first paragraph thereof: “Notwithstanding the foregoing, Tenant’s Share of non-variable components (i.e. controllable expenses) shall not exceed one hundred five percent (105%), compounded annually, of Tenant’s Share of non-variable components for the immediately preceding year.”

13.       Payment for Additional Utilities and Services.  Section 11.2(e) of the Lease is hereby amended by adding the following sentence at the end thereof: “The specific janitorial services being provided by Landlord in connection with the Lease are attached hereto and incorporated herein by this reference as Exhibit G.”  Exhibit E attached hereto shall serve hereinafter as Exhibit G to the Lease.

14.       Reasonable Consent.

a.        Section 16.2(a) of the Lease is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following: “If Tenant complies with the following conditions, Landlord shall not unreasonably withhold, condition or delay its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease.”

b.        Section 16.2(b) of the Lease is hereby amended by deleting subpart (6) thereof.

15.       Advertisement.  Section 16.3 of the Lease is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, Tenant shall be permitted to advertise such assignment or sublease by postal service mail or email (so long as Tenant does not contact any other tenants in the Building or any potential tenants that Landlord has been considering within the previous six (6) months).  To the extent Tenant violates the foregoing obligations with respect to its advertisement of any portion of the Premises, and notwithstanding anything contained herein to the contrary, Landlord shall be entitled to exercise its sole discretion in approving of and consenting to such subtenant or assignee.”

16.       Late Charge.  Section 18.1 of the Lease is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, Landlord shall waive a late charge one (1) time in a twelve (12) month period due to mail mishap, provided that Tenant shall promptly pay Rent within three (3) business days after receiving Landlord’s notice.  Landlord shall have no obligation to provide such notice or waive such late fee if Tenant fails to timely pay Rent more than once in any twelve (12) month period.”

17.       Entry, Inspection and Closure.  Section 20 of the Lease is hereby amended by adding the following sentence at the end thereof: “Notwithstanding anything contained herein to the contrary, Landlord and Tenant agree that Tenant shall be entitled to appoint or designate a representative to accompany Landlord or Landlord’s Representative at such time as Landlord or Landlord’s Representative enters the Premises in accordance with Landlord’s rights set forth in this Section 20.”

18.       Parking.  Section 31 of the Lease is hereby deleted in its entirety and replaced with the following:

31.       PARKING.  Subject to the other terms and conditions of this Section 31, Tenant is hereby allocated the use of Forty-Eight (48) unreserved parking spaces.  In addition, Tenant shall be entitled to use the drive aisles in common with all other tenants of the Property. Tenant shall have the non-exclusive right to use the parking spaces allocated to the Building for Tenant’s employees, guests and invitees in the parking areas on a first-come first-served basis with other tenants of the Building. Tenant agrees not to use more parking spaces than Tenant’s Share of the parking spaces allocated to the Building or otherwise overburden the parking areas. Tenant agrees to cooperate with Landlord and the other tenants in the use of the parking areas. Landlord reserves the right to grant exclusive or reserved parking spaces to any tenant of the Property, and to otherwise allocate parking spaces between Tenant and the other tenants of the Property, provided that Tenant’s use of Forty-Eight (48) unreserved parking spaces shall not be diminished thereby. Landlord also reserves the right to designate handicapped, loading, and visitor parking stalls. Landlord shall not be responsible for monitoring or enforcing the parking rules and regulations and shall have no liability for failing to so enforce the parking rules and regulations.

19.       Building Name and Signage.  Section 42 of the Lease is hereby deleted in its entirety and replaced with the following: “Except as provided for in Section 16.3, Tenant shall not use the name of the Property or the Building or use pictures or illustrations of the Property, the Building or the Project, in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the premises, without the prior written consent of Landlord.”

20.       Signs.  Section 43 of the Lease is hereby deleted in its entirety and replaced with the following:

43.       SIGNS.

43.1       Prohibited Signage and Other Items.  Tenant shall have signage rights on the exterior (but not the roof or common areas) of the Building.  Any signs, notices, logos, pictures, names or advertisements, including the exterior building sign, which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant.  Tenant may use the Improvement Allowance, defined in the Work Letter below, for the costs and expenses associated with the design, installation and permitting of the exterior sign being installed by Tenant on the Building which the parties agree shall be in conformance with the specifications set forth on Exhibit D attached hereto and made a part hereof.  Notwithstanding the foregoing, any and all costs and expenses related to removal or maintenance of the exterior sign shall be borne solely by Tenant.

43.2       Building Directory.  A building directory will be located in the lobby of the Building.  Tenant shall have the right, at Tenant’s sole cost and expense, to designate name strips to be displayed under Tenant’s entry in such directory, provided that in no event shall Tenant be entitled to use a percentage of such directory that exceeds Tenant’s Share.

21.        Right of First Refusal.  The Lease is hereby amended by adding at the end thereof the following new section:

52.        Right of First Refusal.

(a)          During the Term, if:

(i)        the Lease is in full force and effect, and Tenant is not in default under the Lease beyond the expiration of any applicable notice and cure period given to Tenant in the Lease;

(ii)        the Premises are then leased and occupied by Cempra Pharmaceuticals, Inc.;

(iii)       Landlord receives a request for proposal from a tenant, or prospective tenant, that Landlord desires to accept to lease Suite 380 of the Building (the “ROFR Space”), and, or sends out (or has decided to send out) a bona fide proposal to a specific, bona fide prospective tenant to lease the ROFR Space (either, a “Lease Offer”); and

then Landlord shall give to Tenant written notice of such Lease Offer.

(b)        Tenant shall have a period of five (5) business days after such notice is given to elect to lease the ROFR Space on the same terms and conditions as are set forth in such Lease Offer.

(c)        If within such five (5) business day period, Tenant delivers written notice to Landlord that Tenant elects to lease the ROFR Space on such offered terms and conditions, Landlord and Tenant shall promptly proceed to enter into an amendment to the Lease, adding the ROFR Space to the Lease in a manner consistent with such terms and conditions, and mutually agreeable to both Landlord and Tenant.

(d)       If either of the following occurs: (i) within such five (5) day period, Tenant either delivers written notice to Landlord that Tenant elects not to lease the ROFR Space or fails to deliver any written response to Landlord; or (ii) Tenant fails to enter into the mutually agreeable amendment to the Lease within ten (10) business days after Tenant delivers written notice to Landlord that Tenant elects to lease the ROFR Space, adding the ROFR Space to the Lease in a manner consistent with such offered terms and conditions, then such right of first refusal with respect to the ROFR Space shall terminate and tenant will have no further rights to the ROFR Space until the same again becomes available.

22.        Work Letter.  Exhibit C of the Lease is hereby deleted in its entirety and replaced with the Work Letter attached hereto as Exhibit B.  Any references in the Lease to the “Work Letter” shall mean from and after the date of this First Amendment, the Work Letter described in Section 22 hereof.

23.        Access to Quadrangle IV (Suite 170).  Upon the execution of this First Amendment, and the commencement of the construction of the Improvements described in the Work Letter, Landlord shall provide to Tenant temporary access to and use of Suite 170 in Quadrangle IV (the “Temporary Space”) until the Commencement Date of Term, as amended hereby.  Tenant shall not be required to pay to Landlord any additional amounts to use and occupy the Temporary Space; provided, however, that Tenant’s Share be increased to include the Temporary Space.  Furthermore, Tenant hereby accepts the Temporary Space in its “AS-IS,” “WHERE-IS” condition, “WITH ALL FAULTS.”

24.        Effective Date.  Except for Tenant’s rights and obligations with respect to the Temporary Space, which rights and obligations shall become automatically effective upon the parties’ execution of this First Amendment, this First Amendment shall not become effective until the date that is three (3) days following: (i) the Substantial Completion of the Improvements described in the Work Letter; and (ii) the receipt by Tenant of a certificate of occupancy from the City of Durham (the “Effective Date”).  At such time, Tenant and Landlord agree to execute a Memorandum of Lease Terms, in the form attached hereto as Exhibit C, to memorialize the Commencement Date of Term and other operative provisions outlined in the Memorandum of Lease Terms, and to affirmatively terminate, by a writing signed by both parties hereto, Tenant’s right and use of the Premises (including the Temporary Space) in the Building.  Notwithstanding the foregoing, Tenant shall be permitted a reasonable time from such termination of Tenant’s rights to use and occupy the Premises (including the Temporary Space) in the Building (Quadrangle IV) to move from the Premises in the Building (Quadrangle IV) to the Replacement Building.  In addition, Tenant shall be permitted access to the Replacement Building prior to the Commencement Date to install its Telecommunication Lines and other equipment provided that such access shall not interfere with construction of the Improvements.

25.        Definitions; Recitals. Unless otherwise specified in this First Amendment, all capitalized terms used in this First Amendment are used as defined in the Lease. The parties acknowledge the truthfulness of the foregoing Recitals, which are hereby incorporated into this First Amendment.

26.        Inconsistencies. To the extent that there are any inconsistencies between the terms of the Lease and this First Amendment, the terms of this First Amendment shall control.

27.        Lease Status. Tenant warrants, represents and certifies to Landlord that, as of the date of this First Amendment:  (a) Tenant is the current tenant under the Lease; (b) to the best of Tenant’s actual knowledge, Landlord is not in default under the Lease; (c) Tenant has accepted possession and currently occupies the Premises; and (d) Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when same becomes due.

28.        Lease in Full Force. Except for those provisions which are inconsistent with this First Amendment and those terms, covenants and conditions for which performance has heretofore been completed, all other terms, covenants and conditions of the Lease shall remain in full force and effect. The parties hereby ratify the Lease, as amended hereby.

29.        Counterparts.  The Parties may sign this First Amendment in multiple identical counterparts, all of which taken together shall constitute one and the same First Amendment. Further, the Parties shall treat a copy of an original signature to this First Amendment for all purposes as an original signature. The parties shall consider a copy of the signed First Amendment for all purposes as an original of the First Amendment to the maximum extent permitted by law, and no party to this First Amendment shall have any obligation to retain a version of this First Amendment that contains original signatures in order to enforce this First Amendment, or for any other purpose.

30.        Representations and Warranties.  From and after the Effective Date, the representations and warranties of both Landlord and Tenant set forth in the Lease will be true in all material respects on and as of the date of this First Amendment with respect to the Replacement Building and the Premises, as applicable.

[signatures are on the following page]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the Effective Date.

LANDLORD:	TENANT:

PROPERTY RESERVE, INC.,	CEMPRA PHARMACEUTICALS, INC.,
a Utah nonprofit corporation	a Delaware corporation

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

FLOOR PLAN OF PREMISES

NORTH
OFFICE 1 118 Sq Ft
CEO OFFICE 2 300 Sq Ft
OFFICE 3 141 Sq Ft
OFFICE 5 126 Sq Ft
OFFICE 6 128 Sq Ft
OFFICE 7 140 Sq Ft
OFFICE 8 171 Sq Ft
OFFICE 9 163 Sq Ft
OFFICE 10 146 Sq Ft
OFFICE 11 86 Sq Ft
OFFICE 12 85 Sq Ft
OFFICE 13 86 Sq Ft
OFFICE 14 87 Sq Ft
OFFICE 15 85 Sq Ft
OFFICE 16 85 Sq Ft
OFFICE 17 93 Sq Ft
OFFICE 18 166 Sq Ft
OFFICE 19 97 Sq Ft
OFFICE 20 93 Sq Ft
OFFICE 21 93 Sq Ft
OFFICE 22 89 Sq Ft
OFFICE 24 81 Sq Ft
OFFICE 9 96 Sq Ft
STORAGE 2 100 Sq Ft
STORAGE 3 75 Sq Ft
COPY 1 153 Sq Ft
SERVER 1 74 Sq Ft
MEN
WOMEN
RECEPTION 1 604 Sq Ft
LARGE CONFERENCE 1 285 Sq Ft
LOCKED STORAGE
ELEC
TELCO
JAN
BREAK 1
OFFICE 23 118 Sq Ft
OFFICE 24 124 Sq Ft
OFFICE 25 124 Sq Ft
OFFICE 26 124 Sq Ft
MED. CONFERENCE 1 223 Sq Ft
OFFICE 27 158 Sq Ft
OFFICE 28 108 Sq Ft
REF NIC
NOTE: VERIFY ALARM DEVICES SYNC THROUGHOUT SUITE.

3RD FLOOR KEY PLAN

* HATCHING DENOTES AREA OF SUITE
* NOT TO SCALE

KEY NOTES:

1. RELOCATED GLASS WINDOWS.
2. NEW P-LAM BASE & O.H. CABINETS WITH ADA ACCESS. SINK
3. REPAIR EXISTING COUNTER TOPS AND MILLWORK.
4. RELOCATED DOOR WITH GLASS INSERT.
5. ADD LIGHTS TO HALL WAY.
6. ADD 2X4 LIGHTING IN AREA WITH RECESSED CANS
7. ADD BUILDING STANDARD BLINDS TO WINDOWS.
8. ADD POWER AT 60" FOR TV.
9. INSTALL (2) NEMA OUTLETS & (5) DEDICATED QUADRAPLEX ELECTRICAL OUTLETS.
10. INSTALL NEW TENANT LOGO

ALTERNATES:

1. REMOVE ACRYLIC DIFFUSERS FROM EXISTING LIGHTS AND RETROFIT WITH PARACUBE DIFFUSERS THROUGHOUT.
2. DOORS WITH BRONZE RACO FRAMES TO BE REPLACED WITH NEW. NEW DOORS TO MATCH EXISTING DOORS IN CLEAR ANODIZED RACO FRAMES.
3. REMOVE TEXTURED CEILING TILE AND REPLACE WITH NEW TO MATCH CEILING TILE IN LOWER LEFT PORTION OF SUITE.
4. OFFICES 1-10 TO HAVE SOUND BATTS IN WALLS AND AT 4' EACH SIDE OF WALL ABOVE CEILING IF NOT EXISTING.
5. PROVIDE POWER AND DATA IN FLOOR IN LARGE CONFERENCE 1.

FINISH NOTES:

1. NEW $18/YD INSTALLED CARPET THROUGHOUT EXCEPT IN RECEPTION AND LARGE CONFERENCE 1.
2. EXISTING STONE FLOOR AND BASE TO REMAIN IN RECEPTION AREA.
3. NEW $25/YD INSTALLED CARPET IN LARGE CONFERENCE ROOM.
4. NEW VCT IN SERVER, AND BREAK ROOM.
5. REMOVE VINYL FILM WITH LOGO ON EXISTING GLASS DOORS TO REMAIN OR BE RELOCATED AND REPLACE WITH NEW VINYL FILM.
6. DOOR STAIN TO BE CONSISTENT THROUGHOUT SUITE.

Scale:	1/16"=1'-0"
Date:	03.25.13
OPTION:	4
RSF:	12,060
PROJ. NO.:	130400

tbd

7283-102 NC Hwy 42 W, #214
Raleigh, North Carolina 27603
Tel (919) 622-3670

CEMPRA
NEW FLOOR PLAN

6320 QUADRANGLE DRIVE
3RD FLOOR
CHAPEL HILL, NORTH CAROLINA

EXHIBIT B

WORK LETTER

This Exhibit is in addition to the terms and conditions set forth in and are made a part of the Lease, by and between Property Reserve, Inc., a Utah nonprofit corporation, as Landlord, and Cempra Pharmaceuticals, Inc., as Tenant. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.        Improvements. Subject to the conditions set forth below, Landlord agrees to construct and install certain improvements in the Premises in accordance with the final drawings attached to this Exhibit B (the “Final Drawings”).

2.        Definition. “Improvements” as used in this Lease shall include only those interior improvements described below in the Final Drawings. Improvements shall specifically not include any alterations, additions or improvements installed or constructed by Tenant that are not permanently attached, or any of Tenant’s trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, “Personal Property”).

3.        Performance of Improvements. The Improvements shall be constructed by a general contractor selected by Tenant and approved by Landlord (the “General Contractor”). Except as may be stated or otherwise shown in the Final Drawings, Landlord shall cause the performance of the Improvements using building standard materials, quantities and procedures then in use by Landlord (“Building Standards”).

4.        Change Requests. No changes or revisions to the Final Drawings shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant’s request and submission by Tenant (at Tenant’s sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the Final Drawings (“Change Requests”) and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, delayed or conditioned, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant’s sole cost and expense, subject, however, to the following provisions of this Section. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed change order therefor (“Change Order”) in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in accordance with Section 7 of this Work Letter.

5.        Tenant Improvement Allowance. Landlord shall pay to Tenant a one-time tenant improvement allowance equal to the amount of Twenty-One Dollars ($21.00)/RSF (the “Improvement Allowance”), which Improvement Allowance shall be applied solely toward the actual cost of completing the Improvements.  Additionally, the Improvement Allowance will be applied to construction management fees (not to exceed four percent (4%) of the Improvement Allowance), A & E drawings and exterior building signage.  All other costs or expenses related to the Improvements or Alterations shall be borne exclusively by Tenant. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Improvement Allowance exceeds the actual cost of planning, constructing and installing the Improvements (the “Tenant Improvement Costs”). The Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 7 below.

6.          Improvement Costs. The Tenant Improvement Costs shall mean and include any and all costs and expenses of the Improvements, including, without limitation, all of the following:

(a)        All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, and the Final Drawings) for the Improvements, and architectural fees, engineering costs and fees, Landlord’s legal fees and costs, and other costs associated with completion of said plans;

(b)        All costs of obtaining building permits and other necessary governmental authorizations and approvals, including, without limitation, the cost of compliance with the ADA within the four (4) walls of the Premises;

(c)        All costs of interior design and finish schedule plans and specifications including as-built drawings;

(d)       All direct and indirect costs of procuring, constructing and installing the Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord’s consultants and the General Contractor in connection with construction of the Improvements, and all labor (including overtime) and materials; and

(e)        Demolition and the costs of any modifications to the HVAC, lighting, sprinkler and ceiling systems already installed.

7.            Excess Tenant Improvement Costs.  Tenant may apply up to but no more than, Four Dollars ($4.00)/RSF toward soft costs incurred by Tenant in connection with the relocation to the Premises, including, but not limited to, costs associated with data cabling, moving expenses, furniture, etc. (the “Moving Allowance”).  Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Moving Allowance exceeds the actual cost of relocating to the Premises.

8.            Punch List Inspection.  Landlord shall notify Tenant in writing upon Substantial Completion of the Improvements.  As used in this Work Letter and the Lease, “Substantial Completion” of the Improvements shall mean the date on which the certificate of occupancy (or its substantive equivalent) for the Premises has been issued by the City of Durham and received by Tenant and the Improvements are completed in a good and workmanlike manner, in compliance with all applicable laws and to such an extent that Tenant may occupy the Premises for its intended business purpose (subject only to minor punch list items) with reasonable access to and from the Premises.  Within ten (10) business days after Substantial Completion of the Premises, Tenant and Landlord shall perform a punch list inspection of the Premises, and Tenant shall provide Landlord with a written punch list of adjustments or unfinished work that needs to be corrected by Landlord.  Landlord will cause all punch list items to be addressed and completed within thirty (30) days after receipt of Tenant’s written punch list.

9.            Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this Exhibit B, are hereby incorporated herein by reference. In the event of any conflict between the terms of the Lease and this Exhibit B, the terms of this Exhibit B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

EXHIBIT C

MEMORANDUM OF LEASE TERMS

RE: Lease dated this ____ day of _______, 2013, between PROPERTY RESERVE, INC., Landlord, and CEMPRA PHARMACEUTICALS, INC., Tenant, concerning Suites 360 and 370 consisting of approximately 12,060 RSF located on the third floor of that certain building commonly known as Quadrangle II, with an address of 6320 Quadrangle Drive, Chapel Hill, North Carolina (The "Premises").

In accordance with this Lease, we wish to advise and/or confirm as follows:

1.	That the Premises have been accepted herewith by the Tenant as being Substantially Complete in accordance with the Lease and the Work Letter, and that there is no patent deficiency in construction.
2.	That the Tenant has accepted possession of the Premises in its “AS-IS” condition and “WITH ALL FAULTS”, subject only to Landlord’s warranty in the Work Letter.
3.	That Tenant has received any improvement allowance payable by Landlord to Tenant under the Lease.
4.	That the rentable square footage of the Premises is 12,060.
5.	That the Term of the Lease commenced as of _________________, for a term of Sixty-Eight (68) months, ending on ______________________.
6.	That the amount of Base Rent payable during the Term is as follows:

Period	Rate Per RSF	Period Base Rent	Monthly Base Rent
Months 01 – 08 Months 09 – 10	$0.00 $15.90/Year	$0.00 $31,959.00	$0.00 $15,979.50
Months 11 – 12	$20.50/Year	$41,205.00	$20,602.50
Months 13 – 24	$21.12/Year	$254,646.90	$21,857.19
Months 25 – 36 Months 37 – 48	$21.75/Year $22.40/Year	$262,286.31 $270,154.90	$21,761.14 $22,512.91
Months 49 – 60 Months 60 – 68	$23.07/Year $23.77/Year	$278,259.54 $191,071.55	$23,188.30 $23,883.94
7.	That Tenant’s proportionate share of Expenses is 21.47% (est.); proportional, based upon 95% of the total RSF in the Building.
8.	That the Base Year is the calendar year 2013.
9.	Tenant has deposited with Landlord a security deposit in the amount of $20,602.50.
10.

That the undersigned Tenant claims no right, title or interest in the Premises, or right to the possession of said Premises other than under the terms of said Lease, and that there are no written or oral agreements between Landlord and Tenant that modify the Lease.

11.	Landlord is not in default or breach of any of Landlord’s obligations under the Lease.

The terms set forth herein shall supersede any contrary or inconsistent terms in the Lease, and in such an event, this document shall operate as an amendment to the Lease, whereby any contrary and inconsistent terms in the Lease are amended hereby.

AGREED AND ACCEPTED:

CEMPRA PHARMACEUTICALS, INC.,	PROPERTY RESERVE, INC.,
a Delaware corporation	a Utah nonprofit corporation

By:	By:
Name:	Name:
Its:	Its:

Date:	Date:

EXHIBIT D

SIGN SPECIFICATIONS

EXHIBIT E

JANITORIAL SERVICES